UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date Of Report (Date Of Earliest Event Reported): 3/29/05

                        American Campus Communities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32265

              MD                                                  760753089
(State or Other Jurisdiction Of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                         805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)

                                  512-732-1000
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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                       Items to be Included in this Report

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ITEM 2.01 REGULATION FD DISCLOSURE

On March 30, 2005, American Campus Communities, Inc. issued a press release announcing that we have completed the previously announced acquisition of the Exchange at Gainesville, a 1,044-bed student housing property serving students attending the University of Florida campus in Gainesville, Florida. In connection with the acquisition, we entered into a bridge loan of approximately $37.4 million.

The press release is furnished pursuant to Item 2.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                  Signature(s)

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                           American Campus Communities, Inc.


                                           By: /s/ Mark J. Hager
Date: April 4, 2005.                           ---------------------------------
                                               Mark J. Hager
                                               Executive Vice President, Chief
                                               Financial and Accounting Officer
                                               and Treasurer

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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------
 EX-99.1       Press Release Dated March 30, 2005